CERTIFICATION OF SHAREHOLDER REPORT

In connection with the Certified Shareholder Report of AIM Investment Funds (Invesco Investment Funds) (the “Company”) on Form N-CSR for the period ended October 31, 2021, as filed with the Securities and Exchange Commission (the “Report”), I, Sheri Morris, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 6, 2022	/s/ Sheri Morris
Sheri Morris, Principal Executive Officer

CERTIFICATION OF SHAREHOLDER REPORT

In connection with the Certified Shareholder Report of AIM Investment Funds (Invesco Investment Funds) (the “Company”) on Form N-CSR for the period ended October 31, 2021, as filed with the Securities and Exchange Commission (the “Report”), I, Adrien Deberghes, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 6, 2022	/s/ Adrien Deberghes
Adrien Deberghes, Principal Financial Officer